Net Loss Per Share	12 Months Ended
Dec. 31, 2024
Net Loss Per Share [Abstract]
NET LOSS PER SHARE

NOTE 11:- NET LOSS PER SHARE

The following table presents the computation of basic and diluted net loss per share:

	Year ended December 31,
	2024	2023	2022
Numerator:

Net loss	$1,233,892	$2,709,596	$3,688,346

Denominator:

Weighted average shares – denominator for basic and diluted net loss per share	7,894,961	7,908,266	7,528,038

Net loss per share basic and diluted	$0.16	$0.34	$0.49